UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2021 (November 23, 2021)

Compass, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40291	30-0751604
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

90 Fifth Avenue, 3rd Floor
New York, New York	10011
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (212) 913-9058

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Class A Common Stock, $0.00001 par value per share	COMP	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 23, 2021, the Board of Directors (the “Board”) of Compass, Inc. (the “Company”) increased the size of the Board from six (6) to seven (7) directors, and elected Frank Martell as a director to fill the vacancy, effective immediately. Mr. Martell will serve as a Class III director with a term expiring at the Company’s annual meeting of stockholders in 2024, or until his successor is duly elected and qualified. There are currently no arrangements pursuant to which Mr. Martell was appointed to the Board, and Mr. Martell will receive compensation in accordance with the Company’s standard arrangements for non-employee directors.

Mr. Martell currently serves as President and Chief Executive Officer of Core Logic, Inc. (“CoreLogic”). He joined CoreLogic in 2011 and served consecutively as Chief Financial Officer and Chief Operating Officer before his appointment to Chief Executive Officer in March 2017. Prior to joining CoreLogic, Mr. Martell served as the President and Chief Executive Officer of the Western Institutional Review Board, and before that as Chief Financial Officer of Information Services Group, Inc. and Advantage Solutions. Mr. Martell serves on the global board of directors of Operation HOPE, a best-in-class provider of financial literacy empowerment for youth, financial capability for communities, and financial dignity for all. He chairs the West Coast Scarlet & Gold Committee of the Marine Corps Scholarship Foundation and is on the Board of Directors of Bank of the West. Until October 2021, he was also on the Board of Directors of the Mortgage Bankers Association (MBA). Mr. Martell holds a Bachelor of Science degree in accounting from Villanova University.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title or Description

104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPASS, INC.

Date: November 30, 2021	By:	/s/ Brad Serwin
Brad Serwin
General Counsel and Corporate Secretary

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